Exhibit 10.3

COOPERATION AGREEMENT

合作协议

THIS COOPERATION AGREEMENT (this “Agreement”) is made and entered into October 15, 2024 (the “Execution Date”), by and among VRB Energy System (Beijing) Co., Ltd., a company registered in Beijing, PRC and existing under the laws of the PRC and also known as Pu Neng (Beijing) Energy Technology Co., Ltd. (“VRB China”), China Energy Storage Industry Co., Ltd., a company registered in Beijing, PRC and existing under the laws of the PRC (“CES”), VRB Energy Inc., a corporation existing under the laws of the Cayman Islands (“VRB Cayman”), and VRB Energy USA, Inc., a Delaware corporation (“VRB USA”). Each of VRB China, CES, VRB Cayman, and VRB USA may also be referred to herein individually as a “Party” and collectively as the “Parties.”

本合作协议（“本协议”）于2024年10月15日（“签署日”）由以下各方签订：VRB Energy System (Beijing) Co., Ltd.，一家在中华人民共和国北京市注册成立并受中华人民共和国法律管辖的公司，也称普能（北京）能源科技有限公司（“VRB中国”），中能储实业有限公司，一家在中华人民共和国北京市注册成立并受中华人民共和国法律管辖的公司（“中能储”），VRB Energy Inc.，一家根据开曼群岛法律成立的公司（“VRB开曼”），以及VRB Energy USA, Inc.，一家特拉华州公司（“VRB美国”）。VRB中国、中能储、VRB开曼以及VRB美国中的每一方各称为“一方”，统称为“各方”。

RECITALS

前言

A.            Pursuant to that certain Purchase, Sale and Investment Agreement of even date herewith by and among VRB China, VRB Cayman, and CES (the “Purchase Agreement”), CES shall acquire fifty-one percent (51%) of the equity interests in VRB China and VRB Cayman shall retain the remaining forty-nine (49%) of the equity interests in VRB China.

根据VRB中国、VRB开曼及中能储于本协议同日签订的《购买、出售和投资协议》（“《购买协议》”），中能储将收购VRB中国百分之五十一（51%）的股权，VRB开曼将保留VRB中国剩余百分之四十九（49%）的股权。

B.            The Parties desire to enter into this Agreement to set forth the terms under which they will work together in good faith to support the “VRB” branded vanadium redox flow battery businesses of VRB China in the VRB China Areas and of VRB USA in the VRB Cayman/USA Areas (each of VRB China and VRB USA a “Company” and collectively the “Companies” and each of VRB China Areas and VRB Cayman/USA Areas (as set forth in Schedule 1 of this Agreement) an “Area” and collectively the “Areas”).

各方希望签订本协议以载明各方将善意协作以支持VRB中国在VRB中国区域以及VRB美国在VRB开曼/美国区域的“VRB”品牌全钒液流电池业务的条款（VRB中国和VRB美国各自称为“公司”，统称为“两公司”，VRB中国区域和VRB开曼/美国区域（如本协议附件1所述）各自称为“区域”，统称为“两区域”）。

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C.            The execution and delivery of this Agreement, along with the other Transaction Documents, is a condition to the execution of the Purchase Agreement.

签署和交付本协议以及其他交易文件是签署《购买协议》的条件之一。

D.            Any capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meaning given to them in the Joint Venture Agreement.

本协议中使用的任何定义术语，除非本协议另有定义，应具有其在《合资协议》中赋予的含义。

AGREEMENT

协议

NOW, THEREFORE, for and in consideration of the payments prescribed in the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, and the mutual promises, covenants, and conditions herein contained and recited, the Parties agree as follows:

据此，鉴于《购买协议》中约定的付款以及其他良好和有价值的对价，其收取及充分性特此确认，并基于此，以及本协议所载的相互承诺、契约和条件，各方同意如下：

Section 1.               Business Opportunities. It is understood and agreed that the Parties recognize the following mutually beneficial provisions with respect to cooperation in identification of business opportunities in their respective Areas, and a fair allocation of potential orders between the Companies with respect to patent protection, cost, customer demands, and capacity, and that these provisions shall only apply for a period of three (3) years from the Execution Date:

商业机会。各方理解并同意，在识别各自区域的商业机会的合作，以及根据专利保护、成本、客户需求和产能公平分配两公司间的潜在订单方面，各方认可以下互利条款，前述约定仅适用于自签署日起三（3）年内：

(a)            Each Company (“A”) may, but shall not be obligated to, notify the other Company (“B”) of any business opportunity that becomes known to A that is not in B’s Area.

每家公司（“A”）可以但没有义务将A了解到的不在另一家公司（“B”）区域内的任何商业机会通知B。

(b)            Each Company (“A”) shall notify the other Company (“B”) of any business opportunity that becomes known to A that is in B’s Area.

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每家公司（“A”）应将A了解到的在另一家公司（“B”）区域内的任何商业机会通知B。

(c)            Each Company (“A”) shall notify the other Company (“B”) of any business opportunity that becomes known to A in that A’s Area and for which A is not reasonably able to fulfill the expression of interest or request for proposal from a potential customer because of a lack of manufacturing capacity or due to price.

每家公司（“A”）应将A了解到的，因其生产能力不足或价格而无法合理满足客户所表达意向或请求报价的在A区域内的商业机会，通知另一家公司（“B”）。

(d)            Each Company (“A”) shall notify the other Company (“B”) if a customer expressly requests production from B or from within B’s Area.

如果客户明确要求从另一家公司（“B”）或在B的区域内生产，则每家公司（“A”）应通知B。

(e)            Any notification required under this Section 1 shall be made in writing and as promptly as reasonably possible upon the notifying Company’s knowledge of the necessity to provide notice to the other Company.

本协议第1条所要求的任何通知应以书面形式，并在通知方公司知道有必要向另一家公司发出通知后尽快合理地发出。

(f)            A Company notified of a business opportunity or customer request may pursue such business opportunity or fulfill such customer request in its sole discretion, and nothing in this Agreement obligates the Company receiving such notification to pursue such business opportunity or fulfill such request or allows the Company providing the notification the right to pursue such business opportunity or fulfill such request because the Company receiving such notification declined to pursue such business opportunity or fulfill such request.

收到商业机会或客户要求通知的公司可自行决定寻求该商业机会或满足该客户要求，本协议中的任何条款均不要求收到通知的公司寻求该商业机会或满足客户请求，也不允许提供通知的公司因收到通知的公司拒绝寻求该商机或满足该请求而有权寻求该商机或满足该请求。

(g)            A Company shall not be obligated to notify the other Company of a business opportunity or customer request where the other Company would be unable to pursue or complete such business opportunity or fulfill such customer request under the Law or where the notification or other disclosure of such business opportunity or customer request would violate confidentiality restrictions binding upon, or known to, the Company.

如果根据法律，另一家公司无法寻求或实现该商业机会或满足客户要求，或者通知或以其他方式披露该商业机会或客户要求将违反对公司有约束力的或该公司已知的保密限制，则该公司没有义务将该商业机会或客户要求通知另一家公司。

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(h)            Neither Company may conduct active marketing activities or actively seek business opportunities in the other Company’s Area without the approval of the other Company, but provided that this Section 1(h) shall not prevent a Company from undertaking these activities in furtherance of pursuing any order contemplated by Section 7.

未经另一家公司批准，任何一家公司均不得在另一家公司的区域内积极开展营销活动或积极寻求商机，但本第1（h）条不应妨碍公司为推进本协议第7条所述的任何订单而开展这些活动。

(i)             Each Company shall continue to cooperate with the other Company with respect to any business opportunity in the other Company’s Area that is known to the Companies as of the Execution Date.

每家公司应继续与另一家公司就在签署日另一家公司区域内的两公司已知晓的任何商业机会进行合作。

Section 2.               Electrolyte and Equipment. It is understood and agreed that the Parties recognize the following provisions with respect to VRB USA fulfilling its requirements for electrolyte and Equipment (as defined below), and that these provisions shall only apply for a period of three (3) years from the Execution Date:

电解液和设备。各方理解并同意，在VRB美国满足其对电解液和设备（定义见下文）的要求方面，各方认可以下条款，前述约定仅适用于自签署日起三（3）年内：

(a)            Preferred Supplier. VRB USA shall use VRB China as its “preferred supplier”; meaning that VRB USA shall first seek to fulfill its electrolyte and Equipment requirements by purchasing such electrolyte and Equipment from VRB China, and VRB China commits to use its best efforts to fulfill such requirements. Notwithstanding the foregoing, such arrangement is subject to the following:

优先供应商。VRB美国应将VRB中国作为其“优先供应商”，即VRB美国应首先寻求从VRB中国购买电解液和设备，以满足其对电解液和设备的需求，VRB中国承诺尽最大努力满足这些需求。尽管如此，此安排须遵守以下约定：

Electrolyte:

电解液：

(i)            VRB USA may fulfill its electrolyte requirements from its own manufacturing capacity;

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VRB美国可利用自身的产能满足其电解液需求；

(ii)           VRB USA may fulfill its electrolyte requirements pursuant to any electrolyte partnering arrangement between VRB USA and a third-party electrolyte producer or supplier that is not in the VRB China Areas;

VRB美国可根据VRB美国与不在VRB中国区域的第三方电解液生产商或供应商之间的任何电解液合作安排来满足其电解液需求；

(iii)           To the extent VRB China is unable to fulfill VRB USA’s electrolyte requirements from VRB China’s own producing capacity, VRB China may seek to fulfill such requirements by purchasing the electrolyte from a third-party in the VRB China Areas and selling the electrolyte to VRB USA on a cost pass-through basis, and to the extent VRB China is still unable to fulfill such requirements, VRB USA may seek to fulfill such requirements by purchasing the electrolyte from a third-party in China or elsewhere;

如果VRB中国自身的产能无法满足VRB美国的电解液需求，VRB中国可向VRB中国区域的第三方购买电解液，并以成本转嫁方式将电解液出售给VRB美国，以满足VRB美国的电解液需求；如果VRB中国仍无法满足VRB美国的电解液需求，VRB美国可能会从中国或其他地区的第三方购买电解液，以满足VRB美国的电解液需求；

(iv)          VRB USA shall not be obligated to purchase electrolyte from VRB China where it would be contrary to Law;

VRB美国在将违反法律的情况下没有义务从VRB中国购买电解液；

(v)           VRB USA shall not be obligated to purchase electrolyte from VRB China where it is expressly prohibited by VRB USA’s customer;

VRB美国在其客户明确禁止的情况下没有义务从VRB中国购买电解液；

(vi)          VRB USA shall not be obligated to purchase electrolyte from VRB China where it would inhibit or adversely affect any government support, tax credit, or other incentive available to VRB USA or a VRB USA customer; and

如果从VRB中国购买电解液会抑制或不利于VRB美国或其客户可获得的任何政府支持、税收减免或其他激励措施，则VRB美国没有义务从VRB中国购买电解液；以及

(vii)         VRB USA shall not be obligated to purchase electrolyte from VRB China where any other supplier of electrolyte can provide better commercial terms than those offered by VRB China after factoring in relevant duties, taxes, and fees for delivery of the electrolyte to the jurisdiction of VRB USA’s customer, provided that VRB USA shall notify VRB China of such comparison and provide proof and documents supporting such analysis;

COOPERATION AGREEMENT - 5

如果任何其他电解液供应商在计入相关关税、税费以及将电解液交付至VRB美国客户所在管辖区域的费用后，能够提供比VRB中国更好的商业条款，则VRB美国没有义务从VRB中国购买电解液，条件是VRB 美国应将此类对比通知 VRB 中国，并提供支持此类分析的证明和文件；

Equipment (defined to include only the following: VRB battery systems, manufacturing equipment, cell stacks, and DC modules):

设备（仅包括VRB电池系统、制造设备、电池堆和直流模块）：

(i)            VRB USA may fulfill its Equipment requirements from its own manufacturing capacity;

VRB美国可利用自身的产能满足其设备需求；

(ii)           VRB USA may fulfill its Equipment requirements from purchases directly from third-party vendors that are not in the VRB China Areas; and

VRB美国可直接从不在VRB中国区域的第三方供应商采购设备，以满足其设备需求；以及

(iii)          VRB USA shall not be obligated to purchase Equipment from VRB China where any other supplier of Equipment can provide better commercial terms than those offered by VRB China after factoring in relevant duties, taxes, and fees for delivery of the Equipment VRB USA or its customer, provided that VRB USA shall notify VRB China of such comparison and provide proof and documents supporting such analysis.

在计入相关关税、税费以及VRB美国或其客户交付设备的费用后，如果任何其他设备供应商能够提供比VRB中国提供的更好的商业条款，则VRB美国没有义务从VRB中国购买设备，条件是VRB美国应将此类对比通知VRB中国，并提供支持此类分析的证明和文件。

(b)            Pricing. The electrolyte and Equipment supplied by VRB China to VRB USA pursuant to these provisions shall be at the then-current market price made available by VRB China to its customers, subject to a friendship discount to be reasonably and mutually agreed upon by the Companies in each particular instance.

定价。VRB中国根据本协议条款向VRB美国提供的电解液和设备应按照VRB中国向其客户提供的当时的市场价格，但可享受两公司在各个具体情形下合理商定的友好折扣。

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Section 3.         Interim Technical Assistance. It is understood and agreed that the Parties recognize the following provisions with respect to the provision of technical assistance from VRB China to VRB USA for establishing VRB USA’s VRB battery manufacturing capacity in the U.S.:

临时技术援助。各方理解并同意，在VRB中国向VRB美国提供技术援助以在美国建立VRB美国的VRB电池产能方面，各方认可以下条款：

(a)            From the Execution Date until December 31, 2025, VRB China shall provide the following technical assistance services to VRB USA at no cost (provided, that, VRB USA shall be responsible for any reasonable out-of-pocket expenses, such as airfare, accommodation, and visa costs):

自协议签署日起至2025年12月31日，VRB中国应免费向VRB美国提供以下技术援助服务（但VRB美国应负责任何合理的实付费用，如机票、住宿和签证费用）：

(i)            support periodic tours of VRB China VRB-ESS manufacturing facilities in Tongzhou, Huaihua, and Changzhi, including battery assembly, electrolyte production and research and development facilities;

支持VRB美国定期参观VRB中国位于通州、怀化和长治的VRB-ESS制造设施，包括电池组装、电解液生产和研发设施；

(ii)           provide expertise in the calibration and operation of specialized manufacturing equipment, including procurement and implementation of any manufacturing automation equipment or systems;

提供专业制造设备校准和操作方面的专业知识，包括采购和实施任何制造自动化设备或系统；

(iii)          train, both in China and the U.S., VRB USA’s workforce, on the operation and maintenance of specialized equipment (but only to the extent of time commitments further set out in this Section 3(a));

在中国和美国对VRB美国的员工进行专业设备操作和维护方面的培训（但仅限于本第3（a）条约定的时间承诺范围内）；

(iv)          share guidelines and feedback for optimizing production efficiency, reducing costs, and minimizing waste;

分享优化生产效率、降低成本和减少浪费的指南和反馈意见；

(v)           provide VRB USA electronic and physical copies of all engineering, research and development, manufacturing, and testing documentation related to VRB-ESS design, production, operation and maintenance and performance results, for the Gen3 components and systems as well as future iterations of VRB-ESS developed only prior to December 31, 2025, and where documentation is not available, VRB China will respond to VRB USA’s inquiries in a timely manner (meaning within no more than 5 working days);

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为Gen3组件和系统及仅在2025年12月31日之前开发的VRB-ESS未来迭代提供与VRB-ESS设计、生产、操作和维护以及性能结果相关的所有工程、研发、制造和测试文件的VRB美国电子和物理副本。如果文件不可用，VRB中国将及时回应VRB美国的询问（不超过5个工作日）；

(vi)          provide detailed workflow processes and procedures for quality control, from raw material inspection and handling to final assembly and testing;

提供详细的质量控制工作流程和程序，从原材料检查和处理到最终组装和测试；

(vii)         share information on key suppliers for vanadium electrolyte, cell stack materials and other essential components, including detailed specifications;

分享钒电解液、电池堆材料和其他关键部件（包括详细规格）主要供应商的信息；

(viii)        assist in establishing relationships with reliable and cost-effective suppliers for parts in China that cannot be sourced technically and economically from within VRB USA’s jurisdictions;

协助与可靠的、具有成本效益、从技术及经济上在VRB美国管辖区域内无法获得的零部件的中国供应商建立关系；

(ix)          support VRB USA in achieving certifications and seeking compliance with international and U.S. safety and environmental regulations, e.g. assistance in certifying VRB-ESS products to UL1973 and UL9540 standards;

支持VRB美国获得认证，并寻求符合国际和美国的安全和环境法规，如协助认证VRB-ESS产品符合UL1973和UL9540标准；

(x)           provide sales engineering support for technical inquiries from VRB USA potential customers, including technical support for customer-requested modifications to VRB-ESS system designs;

为VRB美国潜在客户的技术咨询提供销售工程支持，包括为客户要求的VRB-ESS系统设计修改提供技术支持；

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(xi)          make the employees of VRB China then serving in the following or equivalent positions (if the following positions do not exist), and any other employees who are necessary for the provision of the technical assistance referenced herein, available for a Teams videoconference with VRB USA employees once per week (not to exceed 2 hours per week total); e.g. Director of International Projects; Director of R&D; Director of Product Development; Director of Quality; Director of Supply Chain; and Director of IT;

让VRB中国届时担任以下或同等职位的员工（如果不存在以下职位）以及与提供本协议所述技术援助所需的任何其他员工每周与VRB美国员工进行一次Teams视频会议（每周共计不超过2小时）例如国际项目总监、研发总监、产品开发总监、质量总监、供应链总监和IT总监；

(xii)         only during 2025 and on not less than 2 weeks prior notice, make up to 4 employees of VRB China then serving in the following or equivalent positions (if the following positions do not exist) available to travel to the U.S. to meet with VRB USA employees for no more than a total of 2 weeks each (for a total of 8 weeks and with no more than one employee traveling to the U.S. at a time); e.g. Director of International Projects; Director of R&D: Director of Product Development; Director of Quality; and Director of Project Fulfillment;

仅在2025年期间且在提前至少2周通知的情况下，使VRB中国公司从事以下职位或同等职位（如果不存在以下职位）的最多4名员工可以前往美国与VRB美国公司的员工会面，每次会面时间不超过2周（总共8周，一次最多只能有一名员工前往美国）；例如国际项目总监；研发总监：产品开发总监；质量总监；项目执行总监；

(xiii)        provide no longer than one week of VRB-ESS system commissioning, operations and maintenance training by two VRB China technical personnel to VRB USA employees in Arizona after commissioning of the two Pod100 units purchased by Ivanhoe Electric; and

在Ivanhoe Electric购买的两组Pod100组件投入调试后，由两名VRB中国技术人员向亚利桑那州的VRB美国员工提供不超过一周的VRB-ESS系统调试、操作和维护培训；和

(xiv)        provide remote monitoring support for operation of VRB-ESS units in the manufacturing and test process through factory acceptance testing of the first two production units by VRB USA.

在VRB美国对前两台生产组件进行工厂验收测试过程中为VRB-ESS组件在制造和测试过程中的操作提供远程监控支持。

From the Execution Date until December 31, 2025, each of VRB China and VRB USA shall share with the other any possible items for improvements to the technology being discussed pursuant to the above provisions in this Section 3(a), and shall promptly provide feedback and assistance to achieve such technology improvements.

自签署日起至 2025 年 12 月 31 日，VRB 中国和 VRB 美国均应与对方分享根据上述第 3（a）条的规定所讨论的任何可能的技术改进事项，并应及时提供反馈和协助以实现此类技术改进。

(b)            Any additional technical assistance services not contemplated above that VRB China agrees to provide VRB USA at VRB USA’s request at any time prior to December 31, 2025 shall be provided by VRB China at-cost, meaning that the recipient shall reimburse the provider for the provider’s actual cost to provide the technical assistance services (which includes employee salary cost for the time they are providing the services) and reimbursement of any out-of-pocket expenses (such as airfare, accommodation, and visa costs).

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VRB中国同意应VRB美国于2025年12月31日前任何时间提出的要求向VRB美国提供的任何上述未约定的额外技术援助服务应由VRB中国按成本提供，这意味着接受方应支付提供方提供技术援助服务的实际成本（包括提供服务期间的员工工资成本）以及任何实付费用（如机票、住宿和签证费用）。

Section 4.                Trademarks and Marketing Materials. It is understood and agreed that the Parties recognize the following provisions with respect to use of VRB-related trademarks and marketing materials, and that these provisions shall only apply for a period of three (3) years from the Execution Date:

商标和营销材料。各方理解并同意，在使用与VRB相关的商标和营销材料方面，各方认可以下条款，下述约定仅适用于自签署日起三（3）年内：

(a)            Each Company may use in its discretion any of the trademarks held by it in its Area as of the date hereof (or after giving effect to the IP Reorganization (as defined below)), (collectively, the “Existing Marks”), subject to the limitations in Section 4(c) regarding press releases.

每家公司可自行决定使用截至本协议签订之日（或知识产权重组生效后（定义见下文））在其区域内持有的任何商标（统称为“现有标志”），但须遵守第4（c）条关于新闻稿的限制。

(b)            Any marketing materials prepared by either Company that incorporate any of the Existing Marks shall be provided to the other Company and made available for the other Company’s use in their own marketing materials.

任何一家公司制备的包含任何现有标志的任何营销材料均应提供给另一家公司，并供另一家公司在自己的营销材料中使用。

(c)            Neither Company shall make any material public announcements or statements in respect of the battery business of VRB China or VRB USA, or both, in each case using any VRB-related trademarks, without the prior written consent of the other Company (which consent shall not be unreasonably withheld, conditioned or delayed), and the Companies shall cooperate as to the timing and contents of any such material public announcements or statements. Notwithstanding the foregoing, nothing contained in this Agreement shall prevent any Party, after notification to the other Parties to the extent legally permissible, from making any announcement or publication required by Law or from making any filings with Governmental Authorities that, based on advice of legal counsel, may be required, in each case without the consent of the other Company. “Material public announcements” do not include any ordinary course trade industry disclosures, product or project promotions, or similar matters directed to potential or existing customers, or the energy storage industry generally.

COOPERATION AGREEMENT - 10

未经另一家公司事先书面同意（该同意不得无理拒绝、附加条件或延迟），任何公司均不得使用任何与VRB相关的商标进行任何关于VRB中国或VRB美国或双方的电池业务的重大公告或声明，且两公司应就任何此类重大公告或声明的时间和内容进行合作。尽管如此，本协议的任何条款均不妨碍任何一方在法律允许的范围内通知其他各方后，在未经另一家公司同意的情况下，发布法律要求的任何公告或出版物，或根据法律顾问的建议向政府部门提交可能需要的任何文件。“重大公告”不包括针对潜在或现有客户的任何常规贸易行业披露、产品或项目推广或类似事项，或者一般储能行业的事项。

(d)            Neither Company may use or file for any new trademarks that incorporate the “VRB” brand or any aspects of any of the word marks or design marks included in any of the Existing Marks without the prior approval of the other Company.

未经另一家公司事先批准，两家公司均不得使用或申请任何包含“VRB”品牌或现有标志中任何文字标志或设计标志的任何方面的任何新商标。

(e)            Each Company may create and use in its discretion any trademarks that do not incorporate the “VRB” brand or any aspects of any of the word marks or design marks included in any of the Existing Marks.

每家公司可自行决定创建和使用不包含“VRB”品牌或现有标志中任何文字标志或设计标志的任何方面的任何商标。

(f)            Neither Company shall file for any new trademarks outside of its Area except solely for the purpose of protecting against counterfeit uses of such trademarks by third-parties.

两家公司均不得在其区域外申请任何新商标，除非仅仅是为了防止第三方仿冒。

Section 5.               IP Reorganization.

(a)            It is understood and agreed that the Parties recognize the following provisions with respect to the reorganization of the registered Intellectual Property held by VRB China and VRB Cayman/VRB USA as contemplated in the Term Sheet entered into by CES and VRB Cayman on September 23, 2024 and as described in the representations and warranties made by VRB China and VRB Cayman to CES in the Purchase Agreement (the “IP Reorganization”). As of the Execution Date, all filings to complete the IP Reorganization have been submitted to the local filing agents in the applicable jurisdictions except for Indonesia and the United States of America. VRB Cayman shall make all best efforts to submit the remaining filings to complete the IP Reorganization by not later than the Completion Date (as defined in the Purchase Agreement), and to otherwise take all steps necessary, reasonable or appropriate to complete the IP Reorganization as promptly as possible, in each case at VRB Cayman’s sole expense. VRB Cayman shall regularly update CES (meaning not less than once in each 30-day period) with respect to the status of the IP Reorganization and cooperate with, and respond to requests of, CES and its agents with respect to its efforts to ensure that the IP Reorganization is timely completed in all respects to CES’s reasonable satisfaction.

COOPERATION AGREEMENT - 11

知识产权重组。

各方理解并同意，各方承认以下关于VRB中国和VRB开曼/VRB美国持有的注册知识产权重组的规定，如中能储和VRB开曼于2024年9月23日签订的《条款清单》所述，以及VRB中国与VRB开曼在《购买协议》中向中能储作出的陈述和保证所述（“知识产权重组”）。截至签署日，完成知识产权重组的所有文件均已提交给除印度尼西亚和美利坚合众国以外的适用司法管辖区的当地备案代理人。VRB 开曼应尽最大努力在不迟于交割日（如《购买协议》中所定义）之前提交剩余文件以完成知识产权重组，并采取一切必要、合理或适当的措施尽快完成知识产权改组，每种情况下费用由VRB 开曼承担。VRB开曼应定期向中储能更新知识产权重组的最新情况（即每30天至少一次），并与中储能及其代理人合作，回应他们的要求，努力确保知识产权重组在各方面及时完成，达到中储能的合理满意：

(b)            Except as otherwise provided in Section 4(f), VRB China shall not register any Intellectual Property, including the nationalization of any patent applications filed under the Patent Cooperation Treaty, in the VRB Cayman/USA Areas, and VRB Cayman and VRB USA shall not register any Intellectual Property, including the nationalization of any patent applications filed under the Patent Cooperation Treaty, in the VRB China Areas.

除第4（e）条另有约定外，VRB中国不得在VRB开曼/美国区域注册任何知识产权，包括不在VRB开曼/美国区域基于《专利合作条约》提交任何国内专利申请；VRB开曼和VRB美国不得在VRB中国区域注册任何知识产权，包括不在VRB中国区域基于《专利合作条约》提交任何区域内专利申请。

Section 6.               Cross-Licensing. Subject to compliance with the applicable rules and regulation in each Company’s Area, it is understood and agreed that the Parties recognize the following provisions with respect to cross-licensing of any improvement or modification of the design, manufacturing, production, or operation of the VRB batteries as such are designed, manufactured, produced, or operated by VRB China , VRB Cayman, and/or VRB USA as of the date hereof (“New Inventions”), and that these provisions shall only apply until December 31, 2025:

交叉许可。在遵守各公司区域的适用规则和条例的前提下，各方理解并同意，各方承认以下关于任何改进或修改的交叉许可约定，这些改进或修改与截至本协议日期由VRB中国，VRB开曼和/或VRB美国设计、制造、生产或运营的VRB电池的设计、生产或操作有关（“新发明”），前述约定仅适用于2025年12月31日之前：

(a)            The Companies will convene regular meetings (meaning at least once in each 6-month period) to discuss any New Inventions researched / developed or is researching / developing by VRB China, VRB Cayman and/or VRB USA and the prospects of applying for patent rights with respect such New Inventions under the Patent Cooperation Treaty and in their respective Areas. If either Company desires to apply for any potential patent rights with respect to any New Inventions, it will notify the other Company in advance of such application and will provide copies of the application and all supporting documentation to the other Company.

COOPERATION AGREEMENT - 12

两公司将定期召开会议（即至少每6个月一次），讨论任何VRB中国、VRB开曼和/或VRB美国已经研究、开发的或正在研究、开发的新发明以及根据《专利合作条约》和在各自区域申请此类新发明专利权的前景。如果任何一家公司希望申请与任何新发明有关的任何潜在专利权利，须提前通知另一家公司，并向另一家公司提供申请副本和所有支持文件。

(b)            Each Company (“A”) hereby grants to the other Company (“B”) a perpetual, royalty-free, non-sublicensable license and right to apply for patent rights with respect to any New Inventions in B’s Area. Either Company may apply for patent rights with respect to any New Inventions under the Patent Cooperation Treaty, in which case the Company applying for such patent rights will identify in the application VRB China as the applicant with respect to assigning such patent rights in the VRB China Areas and VRB USA as the applicant with respect to assigning such patent rights in the VRB Cayman/USA Areas. The Companies agree to execute and deliver any inventor assignments or similar agreements, or any notices, certificates, consents, instruments, or other documents, as either Company may reasonably require to facilitate the provisions of this Section 6.

每一公司（“A”）特此授予另一公司（“B”）永久、免版税、不可再许可的许可和权利，以在B区域内申请任何新发明的专利权。任何一家公司均可根据专利合作条约就任何新发明申请专利权，在这种情况下，申请此类专利权的公司将在申请中确定VRB中国为在VRB中国区域转让此类专利权方面的申请人，VRB美国为在VRB开曼/美国区域转让此类专利权方面的申请人。两公司同意签署和交付任何发明人转让或类似协议，或任何通知、证书、同意书、文书或其他文件，以促进本第6条的规定。

(c)            It is the obligation of each Company to take any and all appropriate actions to file for the patent rights for any Inventions in its respective Area, and bear any and all costs related thereto.

各公司有义务采取任何和所有适当的行动，在其各自区域内为任何发明申请专利权，并承担与此相关的任何和所有费用。

Section 7.               Orders in Respective Jurisdictions. It is understood and agreed that the Parties recognize the following provisions with respect to how VRB Cayman and VRB USA may help VRB China fulfill orders in the VRB Cayman/USA Areas:

在各自管辖区域的订单。各方理解并同意，对于VRB开曼和VRB美国如何帮助VRB中国完成VRB开曼/美国区域的订单，各方认可以下条款：

(a)            For a period of 3 years from the Execution Date, if VRB USA lacks sufficient overall manufacturing capacity to meet the customer’s order:

自签署日起3年内，若VRB美国缺乏足够的整体产能来满足客户的订单时：

(i)            VRB USA shall notify VRB China of any potential order for which it does not have enough manufacturing capacity to fulfill and for which the customer agrees to fulfillment by VRB China;

COOPERATION AGREEMENT - 13

VRB美国应通知VRB中国其没有足够产能完成并且客户同意由VRB中国完成的任何潜在订单；

(ii)           VRB China shall fulfill the order on the commercial terms agreed by VRB USA and the customer which will be assigned to VRB China or paid over to VRB China by VRB USA; and

VRB中国将按照VRB美国和客户商定的商业条款履行订单，这些订单将转让给VRB中国或由VRB美国支付给VRB中国；以及

(iii)          VRB China shall provide the customer with the same sales engineering support it provides to any arm’s length customer via VRB USA or, if approved by VRB USA, direct to the customer; provided, that VRB China shall include VRB USA on all substantial communications with the customer, including any sales proposals, inclusive of pricing and terms and conditions.

VRB中国应通过VRB美国向客户提供与任何独立客户相同的销售工程支持，或者如果VRB美国批准，则直接向客户提供；前提是，VRB中国应在与客户的所有实质沟通中包括VRB美国，包括涵盖定价和条款和条件的任何销售提案。

(b)            When the end-use customer or ultimate beneficial owner is a PRC enterprise that requires the energy storage system for direct use in the VRB Cayman/USA Areas or the customer specifically requests that the order be fulfilled by VRB China, so long as it is not part of an arrangement intended to circumvent VRB USA’s rights to sell product in the VRB Cayman/USA Areas:

当最终用户或最终受益所有人是一家要求在VRB开曼/美国区域直接使用储能系统的中国企业，或者客户特别要求由VRB中国履行订单时，只要这不是旨在规避VRB美国在VRB 开曼/美国区域销售产品的权利的安排的一部分：

(i)            The Company who receives such request shall notify the other Company promptly;

收到此类请求的公司应立即通知另一家公司；

(ii)           VRB China shall fulfill the order on the commercial terms agreed by VRB USA and the customer which will be assigned to VRB China or paid over to VRB China by VRB USA; and

COOPERATION AGREEMENT - 14

如果VRB美国收到此类订单，并且客户同意，VRB中国应按照VRB美国和客户商定的商业条款履行订单，该订单将被分配给VRB中国或由VRB美国支付给VRB中国；和

(iii)          VRB China shall provide the customer with the same sales engineering support it provides to any arm’s length customer via VRB USA or, if approved by VRB USA, direct to the customer; provided, that VRB China shall include VRB USA on all substantial communications with the customer, including any sales proposals, inclusive of pricing and terms and conditions.

VRB中国应通过VRB美国向客户提供与任何公平交易客户相同的销售工程支持，或者如果VRB美国批准，则直接向客户提供；前提是，VRB中国应将VRB美国纳入与客户的所有实质性沟通中，包括任何销售提案，包括定价和条款和条件。

(c)            In the event that VRB China is fulfilling an order in VRB Cayman/USA Areas pursuant to this Section 7, VRB USA shall take reasonable measures, such as sub-licensing of VRB USA’s Intellectual Property Rights in VRB Cayman/USA Areas to VRB China, solely for the purposes of ensuring that VRB China may utilize the subject Intellectual Property for the purposes of fulfilling the order.

如果VRB中国根据第7条在VRB开曼/美国区域履行订单，VRB美国应采取合理措施，例如将VRB美国在VRB开曼/美国区域的知识产权再许可给VRB中国，其唯一目的是确保VRB中国可以为履行订单的目的而使用特定知识产权。

(d)            Any marketing materials to be provided or used with respect to any orders in the VRB Cayman/USA Areas to be fulfilled by VRB China pursuant to the provisions of this Section 7 shall require the mutual approval of VRB China and VRB USA.

根据本第7条的规定，VRB中国在VRB开曼/美国区域履行的任何订单所提供或使用的任何营销材料都需要VRB中国和VRB美国的共同批准。

Section 8.               Sales or Licenses of Intellectual Property to Third-Parties. It is understood and agreed that the Parties recognize the following provisions with respect to a Company’s sale or license of Intellectual Property to third-parties:

向第三方出售或许可知识产权。各方理解并同意，各方认可以下关于公司向第三方出售或许可知识产权的条款：

(a)           Notwithstanding any provisions of this Agreement to the contrary, VRB USA shall not sell or license any Intellectual Property, directly or indirectly (including pursuant to a change of Control of VRB USA or VRB Cayman), to any Person whose business, at the time of the transaction, is predominantly in China or that, to the knowledge of VRB USA or VRB Cayman at the time of the transaction, who intends to commercialize or monetize such Intellectual Property with any method in VRB China Areas, expressly including, without limitation, Dalian Rongke, Beijing Star, Shanghai Electric, Sumitomo Electric, Redflow, and Weilide (collectively, a “Competitor”).

COOPERATION AGREEMENT - 15

尽管本协议中有任何相反的规定，VRB美国不得直接或间接（包括基于 VRB美国或VRB开曼控制权变更）向在交易时业务主要在中国的任何人士或据VRB美国或VRB开曼在交易时所知，计划在VRB中国区域通过任何方式将此类知识产权商业化或货币化的任何人士出售或许可任何知识产权，明确包括但不限于大连融科、北京星辰、上海电气、住友电气、Redflow和伟力得 （统称为“竞争对手”）。

(b)            Subject to the restriction in Section 8(a), the Parties expressly permit the following licenses of Intellectual Property:

在符合第 8（a）条的限制的情况下，各方明确允许以下知识产权的许可：

(i)            Any license of Intellectual Property to customers or subcontractors of the Company as necessary to sell or provide products or services to the Company’s customers;

向公司客户或分包商许可任何必要的知识产权，以便向公司客户销售或提供产品或服务；

(ii)           Any license of Intellectual Property to an Affiliate or for the purpose of R&D activities; or

向关联方或为研发活动目的授予的任何知识产权许可；或

(iii)          Any license of Intellectual Property by a Company to the other Company as contemplated herein.

公司根据本协议向另一家公司授予的任何知识产权许可.

(c)            Nothing in this Agreement shall prohibit VRB USA from undertaking an initial public offering of its equity securities or from undertaking a change of Control so long as the acquirer in such change of Control is not a Competitor.

只要控制权变更中的收购方不是竞争对手，本协议中的任何内容均不禁止VRB美国对其股权进行首次公开募股或进行控制权变更。

(d)            Other than the exceptions listed in Section 8(b), for any potential sale or license of any Intellectual Property of VRB USA in compliance with the restriction in Section 8(a), and with respect to any patent rights only for so long as such patent rights are enforceable under applicable patent Law, VRB China shall have a right of first refusal to purchase or license the Intellectual Property to be sold or licensed to the third-party on the same terms and conditions as being offered to the third-party (“ROFR”). VRB USA shall provide VRB China with notice of the potential sale or license, including the material terms and conditions being offered by VRB USA to the third-party, and VRB China shall have a period of thirty (30) days from the date of such notice to notify VRB USA whether VRB China elects to exercise the ROFR. If VRB China timely notifies VRB USA that VRB China elects to exercise the ROFR, then VRB China and VRB USA shall close (which shall include the payment transfer but may be pending on filing completion) the sale or license of the Intellectual Property within thirty (30) days from the date of such notice. If VRB China notifies VRB USA that it does not elected to exercise the ROFR or fails to timely notify VRB USA that VRB China elects to exercise the ROFR, then VRB USA shall have a period of thirty (30) days from the expiration of VRB China’s period of time in which it may notify VRB USA that VRB China elects to exercise the ROFR to close the sale or license of the Intellectual Property to the third-party on the terms set forth in VRB USA’s notice of the potential sale or license to VRB China and, if VRB USA fails to close the sale or license within such time period, the foregoing ROFR provisions shall apply to any future sale or license of the Intellectual Property.

COOPERATION AGREEMENT - 16

除第8（b）条所列的例外情况外，对于符合第8（a）条限制的VRB美国任何知识产权的任何潜在销售或许可，以及对于任何专利权，只要该专利权根据适用的专利法可以强制执行，VRB中国应享有优先购买权或许可权，以向第三方提供的相同条款和条件购买或许可将出售或许可给第三方的知识产权（“优先购买权”）。VRB美国应向VRB中国提供潜在出售或许可的通知，包括VRB美国向第三方提供的重要条款和条件，VRB中国应在自该通知之日起三十（30）天内通知VRB美国VRB中国是否选择行使优先购买权。如果VRB中国及时通知VRB美国VRB中国选择行使优先购买权，则VRB中国和VRB美国应在通知之日起三十（30）天内完成知识产权的销售或许可（包括付款转账，但申请的完成可待定）。如果VRB中国通知VRB美国其未选择行使优先购买权，或未能及时通知VRB 美国VRB中国选择行使优先购买权，则VRB美国应在VRB中国通知VRB美国VRB中国选择行使优先购买权的期限届满后三十（30）天内，按照VRB美国向VRB中国发出的潜在销售或许可通知中约定的条款，完成向第三方销售或许可知识产权的工作，并且，如果VRB美国未能在上述期限内完成出售或许可，则上述优先购买权条款应适用于知识产权的任何未来出售或许可。

Section 9.               Confidentiality. The confidentiality obligations and related provisions in the Joint Venture Agreement are hereby incorporated into and made a part of this Agreement by this reference and shall be binding upon each of the Parties.

保密。《合资协议》中的保密义务和相关约定特此通过引用纳入本协议，并成为本协议的一部分，对各方均具有约束力。

Section 10.             Default.

违约。

(a)            If CES or VRB Cayman is in Default under the Joint Venture Agreement, or if CES or VRB Cayman has materially breached a covenant in the Purchase Agreement, or a Party has materially breached a covenant in this Agreement, and that breach has not been remedied within ninety (90) days of being notified in writing of the breach, or if such breach is incapable of being remedied, then CES’s and VRB China’s obligations under this Agreement (with respect to the Default of VRB Cayman or the breach of the Purchase Agreement or this Agreement by VRB Cayman or VRB USA) or VRB Cayman’s and VRB USA’s obligations under this Agreement (with respect to the Default of CES or the breach of the Purchase Agreement or this Agreement by CES or VRB China) shall be suspended until the Party is no longer in Default or the breach has been remedied, or the Parties have agreed for a feasible solution (in the case that such breach is incapable of being remedied). The suspension shall include, without limitation, Section 1, Section 6, and Section 7 , but in no event shall include VRB USA or VRB Cayman’s obligation in relation to the IP Reorganization.

COOPERATION AGREEMENT - 17

如果中能储或VRB开曼违反了《合资协议》，或者如果中能储或VRB开曼严重违反了《购买协议》中的契约，或者一方严重违反了本协议中的契约，并且在收到违约书面通知后九十（90）天内未对违约行为进行补救，或者如果违约行为无法补救，则中能储和VRB中国在本协议项下的义务（就VRB 开曼的违约或VRB开曼或VRB美国违反《购买协议》或本协议）或VRB 开曼和VRB美国在本协议下的义务（就中能储违约或VRB中国违反《购买协议》或本协议）应暂停，直至该方不再违约或违约行为得到补救，或者各方已就可行的解决方案达成一致（在违约无法补救的情况下）。暂停应包括但不限于第1条、第6条和第7条，但是无论何时均不包括VRB美国或VRB开曼与知识产权重组有关的义务。

Section 11.             Annual Review. Given the long-term relationship of the Parties and their obligations under this Agreement, they shall meet within the first ninety (90) days of each calendar year 2025, 2026, and 2027 to review this Agreement and discuss any necessary modifications, which will not be binding unless they are memorialized in a writing signed by all Parties.

年度审查。鉴于各方的长期关系及其在本协议项下的义务，各方应在2025、2026和2027每个日历年的前九十（90）天内会面，审查本协议并讨论任何必要的修改，除非各方以书面形式记录并签署，否则这些修改不具约束力。

Section 12.             Compliance with Laws. The rights and obligations are only exercisable and enforceable to the extend it is in compliance with the applicable rules and regulations.

遵守法律。权利和义务仅在符合适用规则和规定的范围内可行使和执行。

Section 13.             Change of Control. In the event of a change of Control of VRB USA (excluding a change of Control of the voting securities of VRB USA’s ultimate parent) or the sale of all or substantially all of the assets of VRB USA, or in the event CES, alone or together with its Affiliates, ceases to own at least 30% of VRB China, then the provisions of this Agreement shall automatically terminate as of the date of such event except for Section 5(b); provided, however, in no event shall any change in Control or sale of all or substantially all of the assets of VRB USA result in VRB USA being Controlled or such assets being owned by a Competitor unless otherwise agreed by VRB China.

控制权变更。若VRB美国的控制权发生变更（不包括VRB美国最终母公司有表决权证券控制权的变更），或VRB美国全部资产或实质上全部资产被出售，或中能储单独或与其关联方共同不再拥有 VRB中国至少30%的股份，则除第5（b）条外，本协议的条款应于该事件发生之日自动终止。但是，除非 VRB 中国另行同意，在任何情况下，控制权变更或VRB美国全部资产或实质上全部资产的出售均不得导致VRB美国被竞争对手控制或该等资产被竞争对手拥有。

Section 14.             No-Shop. VRB Cayman agrees that for a period of three (3) years from the Execution Date that it shall not solicit or seek any offers or inquiries from any person or company for the sale of Control of VRB USA, but provided that the foregoing restriction does not prevent VRB Cayman from responding to, discussing, accepting, or consummating a transaction that would otherwise be prohibited by this section and that is made and received on an unsolicited basis from any person or company.

不得寻找买家。VRB开曼同意自签署日三（3）年的期间内其不会兜售或向任何个人或公司寻求关于出售VRB美国控制权的要约或问询，但前提是该限制不禁止VRB开曼回应、讨论、接受或完成其本应在本条下禁止的、在未兜售的情况下从任何个人或公司处收到并达成的交易。

Section 15.             Governing Law. This Agreement shall be governed by the law of the PRC (excluding the law of Hong Kong SAR, Macao SAR and Taiwan), without regard to conflicts of law principles that would result in the application of any law other than the law of the PRC.

COOPERATION AGREEMENT - 18

适用法律。本协议受中华人民共和国法律（不包括香港特别行政区、澳门特别行政区和台湾的法律）管辖，不考虑导致适用中华人民共和国法律以外任何法律的法律冲突原则。

Section 16.             Language. This Agreement has been prepared in both the English language and in the Chinese language, with the Chinese language prevailing in the case of any inconsistency.

语言。本协议以英文和中文两种语言编写，如有任何不一致之处，以中文为准。

Section 17.            Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

继承人和受让人。本协议的条款和条件应惠及各方各自的继承人和受让人，并对其具有约束力。除本协议有明确约定外，本协议任何条款均无意，明示或默示，赋予本协议各方或其各自的继承人和受让人以外的任何一方本协议项下的或因本协议而产生的任何权利、补救措施、义务或责任。

Section 18.             Amendments and Waivers. This Agreement may not be amended, except in a writing signed by all Parties to this Agreement. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and signed by the Party providing the waiver, and shall be effective only to the extent specifically set forth in such writing.

修订与弃权。除非本协议所有缔约方签署书面文件，否则不得修订本协议。任何一方对本协议项下任何违反或违约行为的任何种类或性质的放弃、许可、同意或批准，或任何一方对本协议任何条款或条件的任何放弃，必须以书面形式做出，并由提供放弃的一方签署，且仅在该书面形式具体约定的范围内有效。

Section 19.             Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

可分割性。本协议任何条款的无效性或不可执行性绝不影响任何其他条款的有效性或可执行性。

[Signature Page Follows]

[下接签署页]

COOPERATION AGREEMENT - 19

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Agreement effective as of the date first hereinabove set forth.

下列签署人已正式签署并递交本协议，自上述日期起生效，以昭信守。

CES:

中能储：

China Energy Storage Industry Co., Ltd.

中能储实业有限公司

By:	/s/ Zeshuai Han

由：	/s/ 韩泽帅

Name:	Zeshuai Han

姓名：	韩泽帅

Title:	Executive Director

职务：	执行董事

SIGNATURE PAGE TO
COOPERATION AGREEMENT

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Agreement effective as of the date first hereinabove set forth.

下列签署人已正式签署并递交本协议，自上述日期起生效，以昭信守。

VRB CAYMAN:

VRB开曼：

VRB Energy Inc.

By:	/s/ Quentin Markin

由：	/s/ Quentin Markin

Name:	Quentin Markin

姓名：	Quentin Markin

Title:	Director

职务：	董事

SIGNATURE PAGE TO
COOPERATION AGREEMENT

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Agreement effective as of the date first hereinabove set forth.

下列签署人已正式签署并递交本协议，自上述日期起生效，以昭信守。

VRB CHINA:

VRB中国：

VRB Energy System (Beijing) Co., Ltd.

普能（北京）能源科技有限公司

By:	/s/ Yanbao Li

由：	/s/ 李艳保

Name:	Yanbao Li

姓名：	李艳保

Title:	Legal Representative

职务：	法定代表人

SIGNATURE PAGE TO
COOPERATION AGREEMENT

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Agreement effective as of the date first hereinabove set forth.

下列签署人已正式签署并递交本协议，自上述日期起生效，以昭信守。

VRB USA:

VRB美国：

VRB Energy USA, Inc.

By:	/s/ Taylor Melvin

由：	/s/ Taylor Melvin

Name:	Taylor Melvin

姓名：	Taylor Melvin

Title:	Director

职务：	董事

SIGNATURE PAGE TO
COOPERATION AGREEMENT

Schedule I
附表一

VRB China and VRB Cayman/USA Areas
VRB中国和VRB开曼/美国区域

VRB China Areas:
VRB中国区域：

Asia (including Chinese Mainland, Honk Kong SRA, and Taiwan Region, India, Japan, South Korea, Philippines, Vietnam, Thailand, Indonesia, Russia, Mongolia, Brunei Darussalam, Krygyzstan, Belarus, Armenia, Azerbaijan, Georgia, Cambodia, Democratic People’s Republic of Korea, Kazakhstan, Laos, Sri Lanka, Malaysia, Oman, Singapore, Syrian Arab Republic, Tajikistan, Turkmenistan, Uzbekistan, Vietnam)

亚洲（包括中国大陆、香港特别行政区和台湾省地区、印度、日本、韩国、菲律宾、越南、台湾、泰国、印度尼西亚、俄罗斯、蒙古、文莱达鲁萨兰国、吉尔吉斯斯坦、白俄罗斯、亚美尼亚、阿塞拜疆、格鲁吉亚、柬埔寨、朝鲜民主主义人民共和国、哈萨克斯坦、老挝、斯里兰卡、马来西亚、阿曼、新加坡、阿拉伯叙利亚共和国、塔吉克斯坦、土库曼斯坦、乌兹别克斯坦、越南）

Middle East (including Saudi Arabia, Abu Dhabi, Dubai, Qatar, Bahrain, United Arab Emirates, Iraq, Iran, Jordan, Kuwait)

中东（包括沙特阿拉伯、阿布扎比、迪拜、卡塔尔、巴林、阿拉伯联合酋长国、伊拉克、伊朗、约旦、科威特）

Africa (including South Africa, Nigeria, Angola, DRC, Egypt, Burkina Faso, Benin, Botswana, Congo, Central Africa Republic, Côte d’Ivoire, Cameroon, Cabo Verde, Djibouti, Algeria, Gabon, Ghana, Gambia, Guinea, Equatorial Guinea, Guinea-Bissau, Kenya, Comoros, Liberia, Lesotho, Libya, Morocco, Madagascar, Mali, Mauritania, Mauritius, Malawi, Mozambique, Namibia, Niger, Rwanda, Seychelles, Sudan, Sierra Leone, Senegal, Sao Tome and Principe, Eswatini, Chad, Togo, Tunisia, United Republic of Tanzania, Uganda, Zambia, Zimbabwe)

非洲（包括南非、尼日利亚、安哥拉、刚果民主共和国、埃及、布基纳法索、贝宁、博茨瓦纳、刚果、中非共和国、科特迪瓦、喀麦隆、佛得角、吉布提、阿尔及利亚、加蓬、加纳、冈比亚、几内亚、赤道几内亚、几内亚比绍、肯尼亚、科摩罗、利比里亚、莱索托、利比亚、摩洛哥、马达加斯加、马里、毛里塔尼亚、毛里求斯、马拉维、莫桑比克、纳米比亚、尼日尔、卢旺达、塞舌尔、苏丹、塞拉利昂、塞内加尔、圣多美和普林西比、斯威士兰、乍得、多哥、突尼斯、坦桑尼亚联合共和国、乌干达、赞比亚、津巴布韦）

VRB Cayman/USA Areas:
VRB开曼群岛/美国区域：

North America (including USA, Canada, Mexico)

北美（包括美国、加拿大、墨西哥）

Oceana (Australia, New Zealand, Papua New Guinea, Samoa)

大洋洲（澳大利亚、新西兰、巴布亚新几内亚、萨摩亚）

South America (including Chile, Brazil, Colombia, Ecuador, Peru, )

南美洲（包括智利、巴西、哥伦比亚、厄瓜多尔、秘鲁）

Europe (including Albania, Austria, Belgium, Switzerland, Cyprus, Czechia, Denmark, UK, France, Germany, Estonia, Spain, Finland, Italy, Greece, Croatia, Hungary, Ireland, Iceland, Liechtenstein, Lithuania, Luxembourg, Latvia, Monaco, Moldova, Montenegro, North Macedonia, Malta, Netherlands, Norway, Poland, Portugal, Romania, Serbia, Sweden, Slovenia, Slovakia, San Marino, Türkiye, Ukraine)

欧洲（包括阿尔巴尼亚、奥地利、比利时、瑞士、塞浦路斯、捷克、丹麦、英国、法国、德国、爱沙尼亚、西班牙、芬兰、意大利、希腊、克罗地亚、匈牙利、爱尔兰、冰岛、列支敦士登、立陶宛、卢森堡、拉脱维亚、摩纳哥、摩尔多瓦、黑山、北马其顿、马耳他、荷兰、挪威、波兰、葡萄牙、罗马尼亚、塞尔维亚、瑞典、斯洛文尼亚、斯洛伐克、圣马力诺、土耳其、乌克兰）

Israel

以色列

Central America (including Belize, Costa Rica, Guatemala, Honduras, Nicaragua, Panama, El Salvador)

中美洲（包括伯利兹、哥斯达黎加、危地马拉、洪都拉斯、尼加拉瓜、巴拿马、萨尔瓦多）

Caribbean (including Antigua and Barbuda, Barbados, Cuba, Dominica, Dominican Republic, Grenada, Jamaica, Saint Kitts and Nevis, Saint Lucia, Trinidad and Togabo, Saint Vincent and the Grenadines) 加勒比地区（包括安提瓜和巴布达、巴巴多斯、古巴、多米尼克、多米尼加共和国、格林纳达、牙买加、圣基茨和尼维斯、圣卢西亚、特立尼达和多巴哥、圣文森特和格林纳丁斯）

Balkans (including Bosnia and Herzegovina, Bulgaria)

巴尔干半岛（包括波斯尼亚和黑塞哥维那、保加利亚）